COMMON STOCK APPRECIATION RIGHTS AGREEMENT

          This Common Stock Appreciation Rights Agreement (the "Agreement") is made and entered into as of May 9, 1995, by and between Terex Corporation, a Delaware corporation (together with its permitted successors and assigns, the "Company"), and United States Trust Company of New York, a New York corporation, as rights agent (together with its permitted successors and assigns, the "Rights Agent"), for the benefit of the registered holders from time to time of the Company's Common Stock Appreciation Rights issued hereunder (the "Rights").

          This Agreement is made pursuant to the Purchase Agreement, dated as of April 27, 1995, among the Company, certain of its subsidiaries and the Purchasers named therein (the "Purchase Agreement"), relating to the sale and purchase of 250,000 Units (the "Units") consisting in the aggregate of $250,000,000 principal amount of the Company's Senior Secured Notes due 2002 (the "Notes") and 1,000,000 Rights.

          Prior to Separation (defined below), (i) record ownership of the Notes and beneficial ownership of the Rights, respectively, will be evidenced by record ownership of the Notes containing thereon an endorsement set forth on Exhibit A to the Indenture (the "Rights Endorsement"), and (ii) definitive certificates evidencing the Rights will be held by the Rights Agent as custodian for the registered holders of the Notes containing a Rights Endorsement.

          The parties hereto hereby agree as follows:

          SECTION 1.     DEFINITIONS

          Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Adjustment Amount" initially means $0, and thereafter means the Adjustment Amount as determined in accordance with Section 9.1 hereof.

          "Business Day" means any day other than (i) Saturday or Sunday, or
(ii) a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

          "Closing Date" means May 9, 1995.

          "Closing Price" as to any Share means for any trading day:

               (a) if the Shares are then traded on a national securities exchange (i) the last sales price of a Share on such date or (ii) if there was no sale on such date, the last sales price of a Share on the next preceding trading day on which there was a sale, all as made available over the Consolidated Last Sale Reporting System of the Consolidated Tape Association Plan, or if the Shares were not at the relevant time eligible for reporting over such system, the last sales price of a Share on such national securities exchange; or

               (b) if the Shares are not then traded on a national securities exchange, the average of the bid and asked quotations as quoted in any of The Wall Street Journal, the National Quotation Bureau, Inc. pink sheets, quotation sheets of registered market makers and, if necessary, dealers' quotations; or

               (c) if a Closing Price as of such date cannot be determined on the basis of any of the foregoing methods of valuation, then Current Market Price as of such date of determination shall be determined in good faith by an independent investment banking firm of nationally recognized standing (an "Independent Investment Bank").

          "Common Stock" means the common stock, par value $0.01 per share, of the Company and any other shares of capital stock or other securities into which such stock shall be reclassified or changed (including, without limitation, pursuant to any merger or consolidation).

          "Current Market Price" as to any Share means, as of any date, the average of the daily per Share Closing Prices (a) for either (i) the 60 consecutive trading days prior to such date or (ii) in the event of the announcement or commencement of a tender offer to purchase all of the shares of Common Stock, the 10 consecutive trading days prior to such date or (b) if applicable, as determined in accordance with clause (c) of the definition of Closing Price.

          "Definitive Rights" means Rights issued in definitive form, substantially in the form of Exhibit A.

          "Depository" means initially The Depository Trust Company until a successor shall be appointed by the Company and thereafter, such person as shall from time to time be appointed depository of the global Note by the Company.

          "Differential" means, with respect to any Right on any Exercise Date, a dollar amount equal to the excess of (a) the sum of (i) the Current Market Price plus (ii) the Adjustment Amount over (b) the Exercise Price, in each case as of such Exercise Date.

          "Election Notice" means a Notice of Election, substantially in the form contained in each Rights Certificate.

          "Eligible Guarantor Institution" means "eligible guarantor institution" as defined in Rule 17Ad-715(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          "Exercise Date" with respect to any Right means the date such Right is exercised pursuant to Section 8.2.

          "Exercise Price" as to each Right means $7.288, as such amount may be adjusted from time to time in accordance with Section 9 hereof.

          "Expiration Date" means May 15, 2002.

          "Global Right" means Rights issued in global form, substantially in the form of Exhibit A.

          "Indenture" means the indenture relating to the Notes.

          "Instrument" has the meaning given that term in Section 13.3.

          "Majority Rightholders" on any date means Rightholders registered as holding a majority of the number of Rights outstanding on such date.

          "Restricted Rights" means Rights that were acquired by the holder thereof other than pursuant to an effective registration statement under the Securities Act or Rule 144 (or any successor rule) thereunder.

          "Rightholder" means any holder, registered as such in the Rights Register, of one or more Rights.

          "Rights Certificate" means a Rights Certificate including without limitation the Global Right, substantially in the form attached hereto as Exhibit A, evidencing ownership of one or more Rights.

          "Rights Payment Date" with respect to any Exercise Date means the tenth business day following such Exercise Date.

          "Rights Register" means a register maintained in the principal office of the Rights Agent, which shall be maintained in New York, New York.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Separated" has the meaning given that term in Section 6.

          "Separation" has the meaning given that term in Section 6.

          "Separation Date" means the earlier of (i) the date 180 days following the Closing Date, (ii) the business day immediately preceding the date on which the Shelf Registration Statement (as defined in the Indenture) or a registration statement with respect to the Exchange Offer is filed with the Securities and Exchange Commission, or (iii) such earlier date as Jefferies & Company, Inc. and Dillon, Read & Co. Inc. may determine (as specified to the Trustee in writing).

          "Share" means a share of Common Stock; provided, that if the Common Stock has been reclassified or changed (including, without limitation, pursuant to a merger or consolidation), or if the Company pays a dividend or makes a distribution on its Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of capital stock and amount of other securities to which a share of Common Stock outstanding immediately prior to such reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

          "Standing Instructions" means the standing instructions and procedures existing between the Depository and the Rights Agent.

          "Time of Determination" means the time and date of the earlier of (i) the time and date of determination of stockholders entitled to receive any dividend or other distribution to which Section 9.1(a) applies, and (ii) the time and date immediately prior to the commencement of "ex-dividend" trading of the Shares with respect to such dividend or distribution on the national or regional exchange or market on which the Shares are then listed or quoted.

          "Trustee" means the person named as trustee under the Indenture.

          SECTION 2.     APPOINTMENT OF RIGHTS AGENT

          The Company hereby appoints the Rights Agent, and the Rights Agent agrees to act, as agent for the Company in accordance with this Agreement in connection with the issuance, division, transfer and exercise of the Rights.

          SECTION 3.     RIGHTS; GLOBAL RIGHTS; RIGHTS
                    CERTIFICATES

               (a) Each Right shall represent the right to receive, upon exercise thereof in accordance with Section 9, the Differential with respect to such Right. On the Closing Date, the Company shall deliver to the Rights Agent a Rights Certificate or Certificates evidencing in the aggregate 1,000,000 Rights, executed on behalf of the Company by its Chairman of the Board, its President or a Vice President, and by its Secretary or an Assistant Secretary, and the Rights Agent shall countersign such Rights Certificate or Certificates and hold them as custodian in accordance with Section 6 hereof.

               (b) The Global Right shall represent the aggregate number of outstanding Rights from time to time endorsed thereon; provided that the aggregate number of outstanding Rights represented thereby may from time to time be reduced or increased by appropriate endorsements thereon, as appropriate, to reflect exchanges and redemptions. Any endorsement of the Global Right to reflect the amount of any increase or decrease in the aggregate number of outstanding Rights represented thereby shall be made by the Rights Agent in accordance with instructions given by the holder thereof. The Global Right shall be registered in the name of the Depository, or the nominee of such Depository. So long as the Depository or its nominee is the registered owner of such Global Right it will be deemed the sole owner and holder of such Global Right for all purposes hereunder and under such Global Right. Neither the Company nor the Rights Agent will have any responsibility or liability for any aspects of the records relating to beneficial ownership interests of the Rights evidenced by the Global Right in the name of the Depository or its nominee or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

               (c) If any mutilated Rights Certificate is surrendered to the Rights Agent, or the Company and the Rights Agent receive evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate, the Company shall issue and the Rights Agent, upon the written order of the Company, shall countersign a replacement Rights Certificate if the Company's and the Rights Agent's requirements for replacements of Rights Certificates are met. If required by the Rights Agent or the Company, an indemnity bond must be supplied by the holder of such Rights Certificate that is sufficient in the judgment of the Rights Agent and the Company to protect the Company, the Rights Agent and any agent of either from any loss that any of them may suffer if a Rights Certificate is replaced.

               (d) At the written direction of the Chairman of the Board, the President or a Vice President of the Company, the Rights Agent shall cancel any Rights Certificate surrendered for exchange, substitution, transfer or exercise in whole or in part.

          SECTION 4.     EXECUTION OF RIGHTS CERTIFICATES

          Rights Certificates shall be signed on behalf of the Company by its Chairman of the Board, its President or a Vice President, and by its Secretary
or an Assistant Secretary.   Each such signature may be in the form of a
facsimile signature. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer before the Rights Certificates so signed shall have been delivered or disposed of by the Company, such Rights Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

          SECTION 5.     REGISTRATION AND COUNTERSIGNATURE

          Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. The Rights Agent shall, upon written instructions of the Chairman of the Board, the President or a Vice President of the Company, countersign and deliver Rights Certificates as provided in this Agreement. Such countersignature shall be valid notwithstanding the fact that the persons whose manual signature appear thereon as proper officers of the Rights Agent shall have ceased to be such officers at the time of such countersignature, issuance or delivery. Rights Certificates shall be dated as of the date of countersignature thereof by the Rights Agent. The registered holder of the Note containing a Rights Endorsement relating to a Right shall be deemed the registered holder of such Right for all purposes hereunder.

          The Company shall cause the Trustee (or any other registrar) under the Indenture to act as registrar with respect to the Rights that are not Separated. The Rights Agent shall be the registrar with respect to the Rights that are Separated. After Rights are Separated, the Rights Agent shall number and register the Rights Certificates in the Rights Register.

          Prior to due presentment for registration of transfer, the Company and the Rights Agent may deem and treat the registered holder of a Right as the absolute owner thereof for all purposes (notwithstanding any notation of ownership or other writing on the Rights Certificate relating thereto), and shall not be affected by any notice to the contrary and shall not be bound to recognize any equitable or other claim to or in such Right or Rights Certificate on the part of any other person.

          SECTION 6.     SEPARATION

          The Notes and Rights constituting a Unit shall not be separable until the Separation Date. Prior to Separation, beneficial ownership of the Rights shall be evidenced by record ownership of the Notes containing a Rights Endorsement.

          The Rights Certificates will be held by the Rights Agent, as custodian for the holders of the Units, until such time as (i) in the case of a definitive Note, the registered holder of such Note containing a Rights Endorsement shall have surrendered such Note to the Rights Agent for the exchange of such Unit, in whole or in part, for a Right Certificate or Certificates and for a Note or Notes of a like aggregate principal amount of such surrendered Note of authorized denominations and not containing a Rights Endorsement or (ii) in the case of a beneficial interest in a global Note containing a Rights Endorsement, appropriate endorsements are made on such global Note, the Global Right and the global Note not containing a Rights Endorsement (any such separation is herein referred to as a "Separation" and the related Rights are referred to as being "Separated"). Each definitive Note containing a Rights Endorsement presented for Separation shall be duly endorsed by the registered holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney-in-fact duly appointed or authorized, as the case may be, in writing. The Rights Agent shall deliver such Note to the Trustee, with instructions to issue a new Note or Notes not containing a Rights Endorsement in authorized denominations for an aggregate principal amount equal to the aggregate principal amount of the Note surrendered in the name of such registered holder. The Rights Agent, as custodian, shall deliver (or cause to be delivered) the Note or Notes so received from the Trustee and a Rights Certificate or Certificates executed by the Company and countersigned by the Rights Agent in the name of such registered holder for such aggregate number of Rights as shall equal 4 Rights for each $1,000 principal amount of Notes so exchanged for Separation, bearing numbers not contemporaneously outstanding, to the holder or holders entitled thereto.

          SECTION 7.     REGISTRATION OF TRANSFERS AND
                    EXCHANGES AFTER SEPARATION

               (a) Transfer and Exchange of Definitive Rights. When Definitive Rights are presented to the Rights Agent with a request (1) to register the transfer of the Definitive Rights or (2) to exchange such Definitive Rights for an equal number of Definitive Rights of other authorized denominations, the Rights Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Rights so presented (A) have been duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Rights Agent, duly executed by the registered holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney-in-fact duly appointed or authorized, as the case may be, in writing; and (B) in the case of Restricted Rights, such request shall be accompanied by the following additional documents:

                    (i) if such Restricted Right is being delivered to the Rights Agent by a registered holder for registration in the name of such registered holder, without transfer, a certification from such registered holder to that effect (in substantially the form of Exhibit B hereto); or

                    (ii) if such Restricted Right is being transferred to a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

                    (iii) if such Restricted Right is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably acceptable to the Company and the Rights Agent to the effect that such transfer is in compliance with the Securities Act.

               (b) Transfer of a Definitive Right for a Beneficial Interest in Global Right. A Definitive Right may be exchanged for a beneficial interest in the Global Right only upon receipt by the Rights Agent of such Definitive Right, duly endorsed by the registered holder thereof or accompanied by appropriate instruments of transfer, in form satisfactory to the Rights Agent, together with:

                    (i) written instructions directing the Rights Agent to make an endorsement on the Global Right to reflect an increase in the number of Rights represented by the Global Right, and

                    (ii) if such Definitive Right is a Restricted Right, a certification (in substantially the form of Exhibit B hereto) to the effect that such Definitive Right is being transferred to a QIB in accordance with Rule 144A;

in which case the Rights Agent shall cancel such Definitive Right and endorse the Global Right to reflect the increase in the number of Rights represented by the Global Right. If no Global Right is then outstanding, the Company shall issue and the Rights Agent shall countersign a new Global Right representing the appropriate number of Rights.

               (c) Transfer and Exchange of Global Right. The transfer and exchange of the Global Right or beneficial interests therein shall be effected through the Depository, in accordance with this Agreement and the procedures of the Depository therefor, which shall include the restrictions on transfer comparable to those set forth herein and to the extent required by the Securities Act.

               (d) Transfer of a Beneficial Interest in Global Right for a Definitive Right. Upon receipt by the Rights Agent of written transfer instructions (or such other form of instructions as is customary for the Depository) from the Depository (or its nominee) on behalf of any person having a beneficial interest in the Global Right, the Rights Agent shall cause, in accordance with the Standing Instructions, the number of Rights represented by the Global Right to be reduced and, following such reduction, the Company shall execute and the Rights Agent shall countersign and deliver to the beneficiary or transferee, as the case may be, a Definitive Right; provided, that in the case of a Restricted Right, such instructions shall be accompanied by the following additional documents:

                    (i) if such beneficial interest is being transferred to the person designated by the Depository as being the beneficial owner, a certification to that effect (in substantially the form of Exhibit B hereto); or

                    (ii) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

                    (iii) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably acceptable to the Company and to the Rights Agent to the effect that such transfer is in compliance with the Securities Act.

          Definitive Rights issued in exchange for a beneficial interest in the Global Right shall be registered in such names and in such authorized denominations as the Depository shall instruct the Rights Agent.

               (e) Transfer and Exchange of Global Right. Notwithstanding any other provisions hereof, the Global Right may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository; provided, that if:

               (i) the Depository notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Right and a successor Depository for the Global Right is not appointed by the Company within 90 days after delivery of such notice; or

               (ii) the Company, at its sole discretion, notifies the Rights Agent in writing that it elects to cause the issuance of Definitive Rights under this Rights Agreement,

then the Company shall execute, and the Rights Agent shall countersign and deliver, Definitive Rights, evidencing Rights in an aggregate number equal to the number of Rights evidenced by the Global Right, in exchange for such Global Right.

               (f) Cancellation and/or Adjustment of Global Right. At such time as all beneficial interests of the Rightholders in Rights evidenced by the Global Right have either been exchanged for Definitive Rights, exercised or cancelled, the Global Right shall be returned to or retained and cancelled by the Rights Agent. At any time prior to such cancellation, if any beneficial interest of a Rightholder of a Right evidenced by the Global Right is exchanged for Definitive Rights, exercised or cancelled, the number of Rights represented by such Global Right shall be reduced and an endorsement shall be made on such Global Right, by the Rights Agent to reflect such reduction.

               (g) Obligations with Respect to Transfers and Exchanges. To permit registrations of transfers and exchanges, the Company shall execute and the Rights Agent is hereby authorized to countersign, in accordance with the provisions of Sections 4, 5, 6 and this Section 7, Definitive Rights and the Global Right as required pursuant to the provisions of this Section 7. All Definitive Rights and Global Rights issued upon any registration of transfer or exchange of Definitive Rights or Global Rights shall evidence Rights that are the valid obligations of the Company, entitled to the same benefits under this Rights Agreement, as the Rights evidenced by the Definitive Rights or the Global Right surrendered upon such registration of transfer or exchange.

     No service charge shall be made to a holder for any registration, transfer or exchange but the Company may require the payment of a sum sufficient to cover any transfer tax or similar governmental charge payable by the Company in connection with any transfer involved in the issuance or delivery of any Rights in the name other than that of the registered holder of the Rights so transferred or exchanged.

          SECTION 8.     EXERCISE OF RIGHTS

          8.1  Term of Rights

          Subject to the provisions of this Agreement, each Right may be exercised at the option of the Rightholder thereof at any time until 5:00 p.m. New York City time on the Expiration Date. Each Right not exercised prior to 5:00 p.m., New York City time on the Expiration Date shall become null and void and all rights thereunder and in respect thereof shall cease as of such time.

          8.2  Method of Exercise

               (a) A Rightholder may exercise all or a portion of the Definitive Rights then held by it upon surrender of the Rights Certificate or Rights Certificates evidencing the Rights to be exercised to the Company at the principal office of the Rights Agent in New York City, New York, with the form of election to purchase on the reverse side thereof duly filled in and signed, which signature shall be guaranteed by an Eligible Guarantor Institution.

               (b) To exercise Rights prior to Separation, the registered holder of the related Note or Notes must surrender such Note or Notes to the Rights Agent with the form of election to exercise set forth on the reverse side thereof duly filled in and signed, which signature shall be guaranteed by an Eligible Guarantor Institution.

          Upon receipt of the items referred to in the preceding paragraph, the Rights Agent shall:

          (1) deliver such Note or Notes to the Trustee with instructions to issue in the name of the registered holder of such Note or Notes a new Note or Notes not containing a Rights Endorsement in the aggregate principal amount equal to the aggregate principal amount of the Note or Notes so surrendered;

          (2) issue in the name of the registered holder of such Note or Notes a Rights Certificate representing the number of Rights equal to the difference between (x) the number of Rights represented by the Note or Notes so surrendered and (y) the number of Rights exercised on behalf of such holder as provided in this Section 8; and

          (3) as custodian of the underlying Rights on behalf of such Rightholder, cause such Rights to be exercised on behalf of such Rightholder as provided in this Section 8.

               (c) All Rights Certificates (or Notes containing a Rights Endorsement, as the case may be) surrendered upon exercise of Rights shall be cancelled by the Rights Agent and disposed of by the Company in accordance with applicable law. The Rights Agent shall account promptly to the Company with respect to Rights exercised.

               (d) The holder of the Global Right shall not be able to exercise the Global Right. In order to exercise the Global Right, the beneficial owner thereof must furst obtain a Definitive Right pursuant to the provisions of this Agreement and comply with the procedures set forth in this
Section 8.

          8.3  Payment of Rights Amount

               (a) On each applicable Rights Payment Date, the Rights Agent shall pay, on behalf of the Company, the Differential as determined by the Company with respect to each Right being exercised as of the applicable Exercise Date, which shall be payable, at the option of the Company (as designated in the notice given pursuant to Section 8.3(a)), by delivery of either

                    (i) an immediately available Federal funds check made payable to such Rightholder, or to its order, or, at such Rightholder's option (provided that such holder has provided wire transfer instructions to the Rights Agent at least two Business Days prior to the Rights Payment Date), by wire transfer of immediately available Federal funds for the account, or to the order, of such Rightholder, or

                    (ii) a number of fully paid and non-assessable Shares (together with cash in lieu of fractional Shares) with an aggregate Current Market Price as of such Exercise Date equal to the Differential, which Shares shall be registered in the name of (or as directed by) the Rightholder (as of 5:00 p.m. New York City time on such Exercise Date); provided, that the Company shall not satisfy its obligations with respect to any Right by delivery of Shares unless (A) upon such delivery such Shares are fully paid, nonassessable, and free of preemptive rights and from all, liens, charges and security interest, arising from the issue or delivery thereof, (B) the Company has obtained and kept effective all permits, consents, approvals of governmental agencies and authorities, and made all filings under Federal and state securities laws necessary to permit such issuance and delivery of such Shares and (C) upon such issuance and delivery, such Shares are not "restricted securities" (as defined in Rule 144 under the Securities Act (or any successor rule)) and are listed on the principal securities exchanges and markets, if any, on which other Shares are then listed.

               (b) Upon payment in full of the Differential with respect to any Right so exercised (together with interest thereon at the rate of 13 1/4% per annum, compounded semi-annually, if such payment is made after the applicable Rights Payment Date), all obligations of the Company in respect of such Right shall terminate.

               (c) Not later than two Business Days following each Exercise Date, the Rights Agent shall notify the Company of the number of Rights that were exercised on such Exercise Date. Not later than 12:00 noon, New York City time on the second business day preceding each Rights Payment Date, the Company shall provide the Rights Agent with written notice of the aggregate amount of the Differential to be paid on such Rights Payment Date and prior to the Rights Payment Date shall deposit with the Rights Agent funds or Shares as provided in this Section 8.3.

          8.4  Partial Exercise of Rights

          If less than all of the Rights held by any Rightholder shall have been exercised as of an Exercise Date, then such Rightholder shall be entitled, without charge, to a new Rights Certificate in replacement of the Rights Certificate surrendered upon such Exercise Date, indicating the number of Rights remaining outstanding, or the original Rights Certificate shall be endorsed to give effect to such partial exercise of the Rights represented thereby. The Rights Agent is hereby irrevocably authorized to countersign and deliver any such new Rights Certificate pursuant to this Section 8.4 or to make any such endorsement. All Rights Certificates surrendered in the exercise of the Rights evidenced thereby shall, unless endorsed as aforementioned, be cancelled by the Rights Agent and thereafter delivered to the Company.

          8.5  Payment of Taxes

          The Company shall pay all taxes (other than taxes on income of the Rightholders) and other governmental charges that may be imposed upon the issuance or exercise of the Rights; provided, however, that the Company shall not be required to pay any taxes payable in connection with any issuance of Shares upon exercise of a Right if such Shares are to be issued in a name other than that of the Rightholder of the Rights so exercised.

          SECTION 9.     ADJUSTMENTS

          9.1  Adjustment of Adjustment Amount, Exercise Price.

               (a) If the Company or any of its subsidiaries shall, by dividend or otherwise, distribute to holders of Shares (i) cash, property or assets (other than ordinary cash dividends paid out of consolidated earnings or earned surplus) or (ii) evidences of indebtedness or other securities (excluding shares of Common Stock or other shares of capital stock of the Company but including, without limitation, rights, warrants or options entitling the holders thereof to subscribe for or purchase shares of Common Stock or shares of capital stock or other securities of any subsidiary of the Company) the Adjustment Amount shall be adjusted to equal the sum of (i) the Adjustment Amount immediately prior to the Time of Determination plus (ii) the amount of cash or the fair market value (as determined by an Independent Investment Bank) of the other property, assets, evidences of indebtedness or other securities, distributed with respect to one Share, such adjustment to become effective at the Time of Determination.

               (b) If the Company shall issue Shares (whether for cash or otherwise) at a net price per share less than the Closing Price on the date the Company fixes the offering price of such Shares, the Exercise Price shall be adjusted immediately thereafter to equal the product of (i) the Exercise Price immediately prior thereto times (ii) a fraction, the numerator of which shall be the sum of (A) the number of Shares outstanding immediately prior to the issuance of such additional Shares plus (B) (x) the aggregate offering price of the total number of Shares so offered divided by (y) such Closing Price, and the denominator of which shall be the aggregate number of shares that would be outstanding immediately after the issuance of such additional Shares; provided, however, that no adjustment need be made with respect to Shares issued (i) pursuant to the exercise of any rights, options or warrants (A) outstanding on the date hereof, or (B) for which an adjustment has been made pursuant to
Section 9.1(a) or (ii) upon conversion of shares of Series A Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share, of the Company or Series B Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share, of the Company.

               (c) Shares owned by or held for the account of the Company or any subsidiary of the Company shall not be deemed outstanding for the purpose of any computation pursuant to this Section 9 and the sale or other disposition of any such Shares shall be deemed to be an issuance thereof.

          9.2  Calculations; Exceptions

          All calculations under this Section 9 shall be made to the nearest one-hundredth of a cent. No adjustment need be made in connection with the issuance of any Shares (i) in a bona fide public offering pursuant to a firm commitment underwriting managed by a firm that is a member of the National Association of Securities Dealers, Inc., or (ii) pursuant to a bona fide employee stock option, stock purchase or stock bonus plan or agreement or equity incentive plan approved by the Board of Directors (but only to the extent that the aggregate number of shares excluded by this clause (ii) and issued after the date of this Agreement shall not exceed 5% of the Common Stock outstanding on the date hereof).

          9.3  No Dilution or Impairment

          The Company shall not (a) amend its charter, effect any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities, or take any other voluntary action, for the sole purpose of avoiding the observance or performance of any of the terms of this Agreement or (b) cause the dilution or impairment of the rights of the Rightholders unless, in the case of this clause (b), the rights of the Rightholders are diluted or impaired ratably with any dilution or other impairment of the rights of the holders of Shares.

          9.4  Notice of Adjustment

          Whenever the Adjustment Amount or the Exercise Price shall be subject to adjustment, as provided in this Section 9, or any event described in the proviso of the definition of the term "Share" shall occur, the Company shall promptly deliver to the Rights Agent notice of such adjustment or event, setting forth a brief statement of the facts relating thereto and the computation by which such adjustment was made or by which the definition of the term Share will be revised, which notice shall include a certificate of a firm of independent public accountants setting forth the Adjustment Amount, the Exercise Price and the composition of a single Share, in each case after such adjustment or event. Promptly upon receipt thereof, the Rights Agent shall send to each Rightholder copies of such notice.

          SECTION 10.    OTHER NOTICES

          Nothing contained in this Agreement shall be construed as conferring upon any Rightholder, in its capacity as such, the right to vote or receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of the stockholders of the Company for the election of the directors of the Board of Directors of the Company or for any other matter.

          If at any time prior to the expiration, cancellation or exercise of all of the Rights, the Company shall:

               (a) declare any dividend payable to all holders of Common Stock (or other equity securities) or make any other distribution to all holders of Common Stock (or other equity securities); or

               (b) offer to the holders of Common Stock (or other equity securities) rights to subscribe for or purchase any shares of any class of stock or any other rights or options; or

               (c) effect any reclassification of Common Stock (or other equity securities) or any capital reorganization or any consolidation or merger, or any sale, transfer or other disposition of its property, assets and business substantially as an entirety, or the liquidation, dissolution or winding up of the Company;

then, in each such case, the Company shall cause written notice of such proposed action to be mailed to the Rights Agent at least fifteen (15) Business Days prior to the record date for determining holders of the Common Stock (or other equity securities) as referred to further below. Such notice shall specify the date on which the books of the Company shall close, or a record be taken, for determining holders of Common Stock (or other equity securities) entitled to receive such stock dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of record of Common Stock (or other equity securities) shall be entitled to receive securities or other property deliverable upon such action, if any such date has been fixed. Promptly upon receipt thereof, the Rights Agent shall cause copies of such notice to be sent to each Rightholder, in the case of any action covered by clause (a) or (b) above, at least ten (10) Business Days prior to the record date for determining holders of the Common Stock (or other equity securities) for purposes of receiving such payment or offer, and, in the case of any action covered by clause (c) above, at least ten (10) Business Days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock (or other equity securities) entitled to receive such securities or other property.

          SECTION 11.    MERGER OR CONSOLIDATION OF THE COMPANY

          The Company shall not merge or consolidate with or into any other corporation, or transfer all or substantially all of its properties and assets to any other corporation, unless (i) the corporation resulting from such merger or consolidation (if not the Company), or receiving such properties and assets, shall have expressly assumed, by supplemental agreement reasonably satisfactory in form and substance to the Majority Rightholders and the Rights Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company, whereupon such successor shall be substituted for the Company for purposes of this Agreement or (ii) the Company is the corporation resulting from such merger or consolidation.

          SECTION 12.    SUPPLEMENTS AND AMENDMENTS

          The Company and the Rights Agent may from time to time supplement or amend this Agreement or the form of Rights Certificate, without the approval of any Rightholder, in order to cure any ambiguity, defect or inconsistency. Except as provided in the first sentence of this Section 12, neither this Agreement nor the form of Rights Certificate may be amended or supplemented, nor may any provision hereof or thereof be waived, without the written consent of the Majority Rightholders. The consent of each Rightholder affected shall be required for any supplement or amendment pursuant to which (i) the Differential would directly or indirectly be decreased or (ii) the Company could satisfy its obligations with respect to the exercise of Rights other than with cash or Shares.

          SECTION 13.    CONCERNING THE RIGHTS AGENT

          The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and each Rightholder, by its holding of one or more Rights, shall be bound.

          13.1 Breach of Covenants

          The Rights Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or the Rights Certificates to be complied with by the Company. The Rights Agent makes no representation as to the validity, sufficiency or adequacy of this Agreement or the Rights. The recitals and statements contained herein and in the Rights Certificates, except the Rights Agent's certificates of authentication, shall be taken as statements of the Company, and the Rights Agent shall not be responsible for any statement or recital herein or any statement in the Rights Certificate other than its certificate of authentication and each of its endorsements on any Rights Certificate.

          13.2 Performance of Duties

          The Rights Agent undertakes to perform such duties and only such duties that are specifically set forth in the Agreement and no others, and no implied covenants or obligations shall be read into this Agreement against the Rights Agent except for the implied duty to perform its obligations in good faith. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any of its duties hereunder either itself or by or through its attorneys or agents.

          13.3 Rights of Rights Agent

               (a) The Rights Agent may rely and shall be protected in acting in good faith or refraining from acting in good faith upon any resolution, certificate, instrument or written opinion, report, notice, request, direction, consent, or order, or any other document reasonably believed by it to be genuine and to have been signed or presented by the proper person (collectively, "Instruments"). The Rights Agent shall not be bound to make any investigation into the facts or matters stated in any Instrument unless requested in writing so to do by the Majority Rightholders; provided, however, that, if the payment within a reasonable time to the Rights Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Rights Agent, not reasonably assured to the Rights Agent, the Rights Agent may require reasonable indemnity against such expenses or liabilities as a condition to proceeding. The reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Rights Agent, shall be repaid by the Company upon five Business Days' prior written notice. The Rights Agent in its reasonable discretion may make such further inquiry or investigation into such facts or matters as may relate to whether an Instrument is genuine and has been signed or presented by the proper person, and, if the Rights Agent shall determine to make such further inquiry or investigation, upon two Business Days' prior written notice it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney during normal business hours provided that the conduct of the business of the Company will not be unreasonably disrupted.

               (b) Before the Rights Agent acts or refrains from acting, it may require an officers' certificate, an opinion of counsel or both. The Rights Agent shall not be liable for any action it takes in good faith or omits to take in good faith in reliance on such officers' certificate or opinion of counsel.

               (c) Unless otherwise expressly provided in this Agreement, any demand, request, direction or notice from the Company shall be sufficient if signed by the Chairman of the Board, the President or a Vice President of the Company.

          13.4 Compensation; Indemnification

          The Company shall pay to the Rights Agent from time to time and the Rights Agent shall be entitled to reasonable compensation for its acceptance hereof and for services rendered hereunder. The Rights Agent's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Rights Agent upon five Business Days' prior written notice for all reasonable disbursements, advances and expenses incurred or made by or on behalf of it arising out of the acceptance or administration of its duties hereunder. Such expenses shall include the reasonable compensation, disbursements and expenses of the Rights Agent's agents and counsel, and of persons not regularly in its employ.

          The Company shall indemnify the Rights Agent for, and hold it harmless against, any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Agreement, except as set forth in the next paragraph. The Rights Agent shall notify the Company promptly of any claim for which it may seek indemnity. The Rights Agent may have separate counsel reasonably acceptable to the Company to advise the Rights Agent as to matters arising out of the acceptance or administration of its duties hereunder and the Company shall pay the reasonable fees and expenses of such counsel.

          The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Rights Agent through its or any of its agent's negligence, bad faith or wilful misconduct.

          13.5 Other Transactions by the Rights Agent

          The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in the Rights, the Shares or any other securities of the Company or any affiliate of the Company or become pecuniarily interested in any transaction in which the Company or any affiliate of the Company may be interested, or contract with or lend money to the Company or any affiliate of the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any affiliate of the Company, or from acting as Trustee.

          13.6 Copies of Agreement and Notices

          The Rights Agent shall keep copies of this Agreement, all amendments, supplements or other modifications thereto and any notices given or received hereunder available for inspection by the Rightholders during normal business hours at its principal office in New York, New York. The Company shall supply the Rights Agent from time to time with such numbers of copies of this Agreement and all amendments, supplements or other modifications thereto as the Rights Agent may reasonably request. At any time any calculation is made or to be made pursuant to the terms of this Agreement, the Company shall make such calculation in accordance with this Agreement and give the Rights Agent prompt written notice of such calculation at such time as such information is available and the Rights Agent so requests in writing.

          13.7 Change of Rights Agent

          The Rights Agent may resign at any time and be discharged from its duties under this Agreement by giving to the Company 30 days' notice in writing. The Rights Agent may be removed at any time by written notice from the Majority Rightholders. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. The Rights Agent shall promptly notify the Company in writing of its resignation, removal or incapacity; the Majority Rightholders shall notify the Company of the resignation, removal or incapacity of the Rights Agent promptly upon obtaining knowledge thereof. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation, removal or incapacity by the resigning or incapacitated Rights Agent or by the Majority Rightholders, then any Rightholder may apply to any court of competent jurisdiction for the appointment of a successor to the Rights Agent.

          Any successor Rights Agent, whether appointed by the Company or such a court, shall be a bank or trust company, in good standing, incorporated under the laws of the United States of America or any state thereof and having at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the former Rights Agent shall deliver and transfer to the successor Rights Agent any property, documents, Instruments or certificates at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to file any notice provided for in this Section 13.7, however, or any defect therein, shall not affect the legality or validity of the resignation, incapacity or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Promptly following each such resignation, incapacity or removal, the successor Rights Agent shall deliver to the Company and each Rightholder written notice of such removal, incapacity, or resignation and the name and address of such successor Rights Agent pursuant to Section 15.1. Notwithstanding the resignation, incapacity or removal of the Rights Agent, the Company's obligations under Section 13.4 hereof shall continue for the benefit of the replaced Rights Agent.

          13.8 Merger or Consolidation or Change of Name

          Any corporation or national banking association into which the Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent shall be a party, or any corporation or national banking association succeeding to the corporate trust business of the Rights Agent, shall, with the consent of the Company, be the successor to the Rights Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 13.7 hereof. If, at the time such successor to the Rights Agent shall succeed to the agency created by this Agreement, (a) any of the Rights Certificates shall have been countersigned but not delivered, any such successor to the Rights Agent may adopt the countersignature of the original Rights Agent and deliver such Rights Certificates so countersigned; and (b) any of the Rights Certificates shall not have been countersigned, any successor to the Rights Agent may countersign such Rights Certificates whether in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases Rights Certificates shall have the full force provided herein and in such Rights Certificates. If at any time the name of the Rights Agent shall be changed and at such time (i) any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignatures under its prior name and deliver such Rights Certificates so countersigned; and (ii) any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

          SECTION 14.    LEGENDS

               (a) Except for any sale or transfer of a Restricted Right (including any Restricted Right represented by the Global Right) pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, each Right Certificate issued upon such sale or transfer shall bear a legend in substantially the form set forth on Exhibit A hereto unless each of the Rights Agent and the Company receive a written opinion of counsel reasonably satisfactory in form and content to the Company and the Rights Agent.

               (b) Upon any sale or transfer of a Restricted Right (including any Restricted Right represented by the Global Right) pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, or that is the subject of the legal opinion referred to in paragraph (a) above:

                    (i) in the case of any Restricted Right that is a Definitive Right, the Rights Agent shall permit the holder thereof to exchange such Restricted Right for a Definitive Right that does not bear the legend required by subsection (a) above; and

                    (ii) in the case of any Restricted Right represented by the Global Right, such Restricted Right shall not be required to bear the legend required by subsection (a) above but shall continue to be subject to the provisions of Section 7(c) hereof; provided, however, that with respect to any request for an exchange of a Restricted Right that is represented by the Global Right for a Definitive Right that does not bear the legend set forth in clause
(a) above, which request is made in reliance upon Rule 144, the holder thereof shall certify in writing to the Rights Agent that such request is being made pursuant to Rule 144.

          SECTION 15.    MISCELLANEOUS

          15.1 Notices

          All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, certified first-class mail (return receipt requested), next-day air courier, telex or telecopy. All such notices and communications to the Company shall be deemed to have been duly given when delivered by hand, if personally delivered; five business days after being deposited in the mail, or air courier, postage prepaid, if mailed or sent by air courier; when answered back, if telexed; and when receipt is acknowledged, if telecopied.

          Any notice pursuant to this Agreement, shall be delivered (i) if to the Company, to Terex Corporation, 500 Post Road East, Suite 320, Westport, Connecticut 06880, Attention: Marvin Rosenberg, Esq., or (ii) if to the Rights Agent, to United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, Attention: Corporate Trust Department, with a copy to Larry I. Glick, P.C., 1205 Franklin Avenue, Garden City, New York 11530. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party. Any notice mailed pursuant to this Agreement to the Rightholders shall be in writing and shall be mailed first class, postage prepaid, or delivered to such Rightholders at their respective addresses on the Rights Register, with a copy to Skadden, Arps, Slate, Meagher & Flom, 300 South Grand Avenue, Los Angeles, California 90071, Attention: Michael A. Woronoff, Esq.

          15.2 Successors and Assigns

          This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, subsequent holders of the Rights, and no other persons shall acquire or have any right under or by virtue of this Agreement.

          15.3 Governing Law and Submission to Jurisdiction

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE RIGHTS AGENT OR ANY RIGHTHOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

          15.4 Severability

          If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          15.5 Attorneys' Fees

          In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          15.6 Counterparts

          This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          15.7 Headings

          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Appreciation Rights Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.




TEREX CORPORATION



By: Ronald M. DeFeo

Title: President and CEO
(Corporate Seal)

Attest:


Marvin B. Rosenberg
       Secretary




UNITED STATES TRUST COMPANY OF NEW YORK, as Rights Agent



By: John Guiliano

Title: Vice President








                                   Exhibit A

                          FORM OF RIGHTS CERTIFICATE


                               TEREX CORPORATION
                 COMMON STOCK APPRECIATION RIGHTS CERTIFICATE


No. R-____________                                    Date:


CERTIFICATE FOR ________ COMMON STOCK APPRECIATION RIGHTS
EXERCISABLE AS PROVIDED IN THE RIGHTS AGREEMENT (AS DEFINED BELOW) UNTIL 5:00 P.M. NEW YORK CITY TIME,
ON MAY 15, 2002

[Unless and until it is exchanged in whole or in part for a Rights Certificate in definitive form, the Rights evidenced by this Rights Certificate may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company ("DTC"), New York, New York, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]1

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE RIGHTS ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE

ON RULE 144, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE RIGHTS AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE RIGHTS AGENT.

THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A COMMON STOCK APPRECIATION RIGHTS AGREEMENT, DATED AS OF MAY 9, 1995 AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF, EXCEPT AS THEREIN PROVIDED. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICES OF THE COMPANY.

          THIS CERTIFIES that

or registered assigns is the registered holder (the "Holder") of the number of stock appreciation rights ("Rights") set forth above, each Right representing the right to receive the Differential with respect to such Right, in the manner specified in the Common Stock Appreciation Rights Agreement, dated as of May 9, 1995 (the "Rights Agreement"), between Terex Corporation, a Delaware corporation (the "Company"), and United States Trust Company of New York, as Rights Agent. The Differential is payable at the option of the Company in cash or shares of common stock, par value $.01 per share, of the Company upon exercise of the Rights represented hereby in accordance with and in the manner specified in the Rights Agreement.

          No rights may be exercised at or after 5:00 p.m. New York City time on the Expiration Date. All Rights evidenced hereby shall thereafter become null and void.

          This Certificate is issued under and in accordance with the Rights Agreement and, except as otherwise provided in this Certificate, is subject to the terms and provisions contained in said Rights Agreement, to all of which terms and provisions the Holder consents by acceptance hereof. All capitalized terms used herein and not otherwise defined shall have the respective meanings given such terms in the Rights Agreement.

          THE PROVISIONS HEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF).


          IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed under its seal.



TEREX CORPORATION



By:
Title:


[Seal]



Attest:  __________________
     [Assistant] Secretary



                         UNITED STATES TRUST COMPANY OF
                         NEW YORK, as Rights Agent



                         By:
                         Title:




                              NOTICE OF ELECTION

          The undersigned hereby irrevocably elects to exercise ______ Rights represented by this Common Stock Appreciation Rights Certificate, and requests that payment of the Differential in respect of such Rights, be issued and delivered as follows:

DELIVER TO:
          (Name)


          (Address, Including Zip Code)

WIRE INSTRUCTIONS:
                    (Account Number and Name)


                    (Bank Name and Address)


                    (Bank ABA Number)

     If the number of Rights hereby exercised is less than all the Rights represented by this Certificate, the undersigned requests that (check one):

[    ]    this Certificate be appropriately endorsed by the Rights Agent and returned to the holder hereof.

[    ]    a new Certificate representing the number of full Rights not exercised be issued and delivered as set forth below.

Name of Rightholder or Assignee:
Address:


Dated:  ____________, ______

Signature of Registered Holder



(The above signature must conform in all respects to name of Holder as written on the face of this Rights Certificate.)

Signature Guaranteed:

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER OF HOLDER



                                  ASSIGNMENT

                 (To be signed only upon assignment of Rights)



          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

(Name and Address of Assignee)

the within Certificate hereby irrevocably constituting and appointing _________________________ Attorney to transfer said Certificate on the books of the Company, with full power of substitution in the premises.


DATED: ____________, _____


                         (The above signature must correspond in all respects
to the name as written on the face of this Rights Certificate.)

Signature
Guaranteed:

__________________________




SCHEDULE OF EXCHANGES OF DEFINITIVE RIGHTS2


The following exchanges of a part of this Global Right for definitive Rights have been made:


                                               Number of




















                                    ANNEX B

                 CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                      REGISTRATION OF TRANSFER OF RIGHTS
     Re:  Common Stock Appreciation Rights ("Rights") of Terex Corporation

     This Certificate related to _____ Rights held in ** book-entry or * * definite form by _____ (the "Transferor").

The Transferor by written order, has requested the Rights Agent*:

* to deliver, in exchange of its beneficial interest in the Global Right held by the depository, a Right or Rights in definitive, registered form of authorized denominations and an aggregate amount equal to its beneficial interest in such Global Right (or the portion thereof indicated above); or

* to exchange or register the transfer of a Right or Rights. In connection with such request and in respect of each such Right, the Transferor does hereby certify that the Transferor is familiar with the Common Stock Appreciation Rights Agreement relating to such Rights and that the transfer of this Right is pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act') or does not require registration under the Securities Act because such Right:

     *    is being acquired for the Transferor's own account, without transfer;

     *    is being transferred pursuant to an effective registration statement;

     * is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on such Rule 144A;

     * is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act;**

     *    is being transferred pursuant to Rule 144 under the Securities Act;**

     * is being transferred pursuant to another exemption from the registration requirements of the Securities Act
(explain:______________________________________).**




NAME OF TRANSFEROR


By:                   Date:
__________________

     *    Check applicable box.
     **   If this box is checked, this certificate must be accompanied by an opinion of counsel to the effect that such transfer is in compliance with the Securities Act.


1    1   This paragraph is to be included only if the Right is in global form.
2    2   This is to be included only if the Right is in global form.